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                                                                               .
                                                                               .
Tiffany & Co.                                                     Exhibit 21.1
Subsidiaries                                                     Tiffany & Co.
                                                           Report on Form 10-K

(Note: Omitted from this list
are certain subsidiaries that
do not constitute Significant
Subsidiaries (see Reg. S-X))

                                                  --------------------------
                                                         TIFFANY & CO.

                              -----------                   Delaware                -----------
                              *                         August 16, 1984                       *
                              *                   --------------------------                  *
                              *                                *                              *
                              *                                *                              *
                              *                   ----------------------------                *
                              *                     LAURELTON DIAMONDS, INC.                  *
                              *                  (Formerly FHH Diamonds, Inc.)                *
                              *                                                               *
                              *                            Delaware                           *
                              *                         June 13, 2002                         *
                              *                   ----------------------------                *
                              *                                *                              *
                              *                                *                              *
                    ---------------------         ----------------------------         ------------------
                     TIFFANY AND COMPANY             LAURELTON DIAMONDS INC.             TIFFANY & CO.
                                                                                         INTERNATIONAL

                         New York                                                           Delaware
                       May 30, 1868                         Canada                      October 11, 1984
                    ---------------------         ---------------------------          ------------------

     Domestic Subsidiaries        International Subsidiaries         Domestic Subsidiaries         International Subsidiaries
-----------------------------    -----------------------------   -----------------------------    -----------------------------
                                          TIFFANY & CO.
         TIFFANY & CO.            (FORMERLY SOCIETE FRANCAISE             TIFFANY & CO.                TIFFANY-BRASIL LTDA.
          ICT, INC.                        POUR LE                         JAPAN INC.
                                       DEVELOPPEMENT DE LA
                                        PORCELAINE D'ART)
         Delaware                           France                         Delaware                         Brazil

-----------------------------    -----------------------------   -----------------------------    -----------------------------

-----------------------------    -----------------------------   -----------------------------    -----------------------------
    JUDEL PRODUCTS CORP.              SOCIETE EUROPEENNE               LITTLE SWITZERLAND,                 TIFFANY & CO.
    (Formerly Glassware                  DE PORCELAINE                         INC.                     OF NEW YORK LIMITED
     Acquisition Inc.)                  INDUSTRIELLE ET
       West Virginia                      ARTISANALE                        Delaware                         Hong Kong
                                            France
-----------------------------    -----------------------------   -----------------------------    -----------------------------
-----------------------------    -----------------------------   -----------------------------    -----------------------------

    TIFFANY (NJ) INC.                     TIFFANY & CO.              L.S. WHOLESALE, INC.               SINDAT LIMITED
                                     (Unlimited Liability)
       New Jersey                                                        Massachusetts                     Hong Kong
                                         United Kingdom
-----------------------------    -----------------------------   -----------------------------    -----------------------------
                                 -----------------------------   -----------------------------    -----------------------------
                                                                                                      TIFFANY & CO. ITALIA
                                            POWBRIDGE                      L.S. HOLDING                       S.p.A.
                                         PORTFOLIO INC.                  (FLORIDA), INC.           (Formerly Tiffany-Faraone
                                                                                                              S.p.A.)
                                            Bahamas                          Florida                           Italy
                                 -----------------------------   -----------------------------    -----------------------------
                                 -----------------------------   -----------------------------    -----------------------------
                                                                                                        TIFFANY KOREA LTD.
                                        TIFFANY & CO. K.K.            L.S. HOLDING, INC.           (Formerly Tiffco Korea Ltd.)
                                    (TIFFANY AND COMPANY 51%)            Virgin Islands
                                      Mitsukoshi, Ltd. 49%)           Controls various small            Republic of Korea
                                             Japan                    operating subsidiaries
                                                                  throughout the Caribbean and    -----------------------------
                                 -----------------------------              Alaska                -----------------------------

                                                                 -----------------------------        TIFFANY & CO. MEXICO,
                                                                                                          S.A. de C.V.

                                                                                                             Mexico

                                                                                                  -----------------------------
                                                                                                  -----------------------------
                                                                                                          TIFFANY & CO.
                                                                                                      OVERSEAS FINANCE B.V.


                                                                                                           Netherlands

                                                                                                  -----------------------------
                                                                                                  -----------------------------

                                                                                                         TIFFANY & CO.
                                                                                                           PTE. LTD.

                                                                                                           Singapore

                                                                                                  -----------------------------
                                                                                                  -----------------------------

                                                                                                         UPTOWN ALLIANCE
                                                                                                         (M) Sdn. Bhd.

                                                                                                            Malaysia

                                                                                                  -----------------------------
                                                                                                  -----------------------------

                                                                                                          TIFFANY & CO.
                                                                                                        WATCH CENTER A.G.


                                                                                                    Switzerland-Canton Zurich

                                                                                                  -----------------------------



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